FOR IMMEDIATE RELEASE

For Further Information:

Zweig Funds Shareholder Services

(800) 272-2700

zweig@virtus.com

THE ZWEIG TOTAL RETURN FUND, INC. DISCLOSES SOURCES OF DISTRIBUTION

- SECTION 19A NOTICE

NEW YORK, July 19, 2012 – The Board of Directors of The Zweig Total Return Fund, Inc. (NYSE: ZTR) declared a distribution of $0.082 per share to shareholders of record on July 12, 2012, payable July 19, 2012, under the current Managed Distribution Plan that pays 7 percent of the fund’s net asset value (“NAV”) on an annualized basis.

On June 26, 2012, ZTR announced a 1-for-4 reverse stock split of the issued and outstanding shares effective as of the start of trading on June 27, 2012. The reverse stock split will result in a higher per share market price for the fund’s common shares. The fund will retain its trading symbol but has been assigned a new CUSIP number.

The following is a required Section 19A notice:

You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s Managed Distribution Plan.

This notice discloses information on the sources of the distribution as required by SEC Rule 19(a) of the Investment Company Act of 1940 and the fund’s SEC Exemptive Order under Section 19(b) as follows:

Distribution Estimates	June 2012 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.013	16.0%	$0.050	24.3%
Net Realized Short-Term Capital Gains	-	0.0%	-	0.0%
Net Realized Long-Term Capital Gains	0.069	84.0%	0.039	18.9%
Return of Capital (or other Capital Source)	-	0.0%	0.117	56.8%
Total Distribution	$0.082	100.0%	$0.206	100.0%

(1) YTD February 1, 2012 to January 9, 2013. (The distribution paid on January 9, 2012 was reportable for tax on Form 1099 in 2011)

Zweig Advisers LLC | 900 Third Avenue | New York, NY 10022-4793

Zweig Total Return Fund - 2

The fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the fund’s NAV and not the market price of the fund’s shares.

Performance figures are not meant to represent individual shareholder performance.

Average Annual Total Return on NAV for the 5-year period ended June 29, 2012 (2)	4.94%
Current Fiscal YTD Annualized Distribution Rate (3)	8.72%

YTD Cumulative Total Return on NAV (4)	3.88%
YTD Cumulative Distribution Rate (5)	4.36%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the fund’s NAV as of June 29, 2012.

(4)	YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from January 1, 2012 to June 29, 2012, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from January 1, 2012 to June 29, 2012 as a percentage of the fund’s NAV as of June 29, 2012.

The Zweig Total Return Fund, Inc. is a closed-end fund advised by Zweig Advisers LLC. For more information on the fund, please contact Shareholder Services at 800.272.2700, by email at zweig@virtus.com, or visit us on the web at virtus.com.

ZTR Cusip: 989837208

Zweig Advisers LLC | 900 Third Avenue | New York, NY 10022-4793

FOR IMMEDIATE RELEASE

For Further Information:

Zweig Funds Shareholder Services

(800) 272-2700

zweig@virtus.com

THE ZWEIG TOTAL RETURN FUND, INC. DISCLOSES SOURCES OF DISTRIBUTION

- SECTION 19A NOTICE

NEW YORK, August 20, 2012 – The Board of Directors of The Zweig Total Return Fund, Inc. (NYSE: ZTR) declared a distribution of $0.083 per share to shareholders of record on August 13, 2012, payable August 20, 2012, under the current Managed Distribution Plan that pays 7 percent of the fund’s net asset value (“NAV”) on an annualized basis.

The following is a required Section 19A notice:

You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s Managed Distribution Plan.

This notice discloses information on the sources of the distribution as required by SEC Rule 19(a) of the Investment Company Act of 1940 and the fund’s SEC Exemptive Order under Section 19(b) as follows:

Distribution Estimates	July 2012 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.014	16.8%	$0.068	23.4%
Net Realized Short-Term Capital Gains	-	0.0%	-	0.0%
Net Realized Long-Term Capital Gains	-	0.0%	0.026	9.1%
Return of Capital (or other Capital Source)	0.069	83.2%	0.195	67.5%
Total Distribution	$0.083	100.0%	$0.289	100.0%

(1) YTD February 1, 2012 to January 9, 2013. (The distribution paid on January 9, 2012 was reportable for tax on Form 1099 in 2011)

The fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

Zweig Advisers LLC | 100 Pearl Street | Hartford, CT 06103

Zweig Total Return Fund - 2

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the fund’s NAV and not the market price of the fund’s shares.

Performance figures are not meant to represent individual shareholder performance.

Average Annual Total Return on NAV for the 5-year period ended July 31, 2012 (2)	5.37%
Current Fiscal YTD Annualized Distribution Rate (3)	8.44%

YTD Cumulative Total Return on NAV (4)	4.94%
YTD Cumulative Distribution Rate (5)	4.92%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the fund’s NAV as of July 31, 2012.

(4)	YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from January 1, 2012 to July 31, 2012, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from January 1, 2012 to July 31, 2012 as a percentage of the fund’s NAV as of July 31, 2012.

The Zweig Total Return Fund, Inc. is a closed-end fund advised by Zweig Advisers LLC. For more information on the fund, please contact Shareholder Services at 800.272.2700, by email at zweig@virtus.com, or visit us on the web at virtus.com.

ZTR Cusip: 989837208

Zweig Advisers LLC | 100 Pearl Street | Hartford, CT 06103

FOR IMMEDIATE RELEASE

For Further Information:

Zweig Funds Shareholder Services

(800) 272-2700

zweig@virtus.com

THE ZWEIG TOTAL RETURN FUND, INC. DISCLOSES SOURCES OF DISTRIBUTION

- SECTION 19A NOTICE

NEW YORK, September 21, 2012 – The Board of Directors of The Zweig Total Return Fund, Inc. (NYSE: ZTR) declared a distribution of $0.083 per share to shareholders of record on September 14, 2012, payable September 21, 2012, under the current Managed Distribution Plan that pays 7 percent of the fund’s net asset value (“NAV”) on an annualized basis.

The following is a required Section 19A notice:

You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s Managed Distribution Plan.

This notice discloses information on the sources of the distribution as required by SEC Rule 19(a) of the Investment Company Act of 1940 and the fund’s SEC Exemptive Order under Section 19(b) as follows:

Distribution Estimates	August 2012 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.017	21.1%	$0.086	23.1%
Net Realized Short-Term Capital Gains	-	0.0%	-	0.0%
Net Realized Long-Term Capital Gains	0.064	76.8%	0.062	16.6%
Return of Capital (or other Capital Source)	0.002	2.1%	0.224	60.3%
Total Distribution	$0.083	100.0%	$0.372	100.0%

(1) YTD February 1, 2012 to January 9, 2013. (The distribution paid on January 9, 2012 was reportable for tax on Form 1099 in 2011)

The fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

Zweig Advisers LLC | 100 Pearl Street | Hartford, CT 06103

Zweig Total Return Fund - 2

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the fund’s NAV and not the market price of the fund’s shares.

Performance figures are not meant to represent individual shareholder performance.

Average Annual Total Return on NAV for the 5-year period ended August 31, 2012 (2)	5.31%
Current Fiscal YTD Annualized Distribution Rate (3)	8.25%

YTD Cumulative Total Return on NAV (4)	5.79%
YTD Cumulative Distribution Rate (5)	5.50%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the fund’s NAV as of August 31, 2012.

(4)	YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from January 1, 2012 to August 31, 2012, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from January 1, 2012 to August 31, 2012 as a percentage of the fund’s NAV as of August 31, 2012.

The Zweig Total Return Fund, Inc. is a closed-end fund advised by Zweig Advisers LLC. For more information on the fund, please contact Shareholder Services at 800.272.2700, by email at zweig@virtus.com, or visit us on the web at virtus.com.

ZTR Cusip: 989837208

9/12

Zweig Advisers LLC | 100 Pearl Street | Hartford, CT 06103

FOR IMMEDIATE RELEASE

For Further Information:

Zweig Funds Shareholder Services

(800) 272-2700

zweig@virtus.com

THE ZWEIG TOTAL RETURN FUND, INC. DISCLOSES SOURCES OF DISTRIBUTION

- SECTION 19A NOTICE

NEW YORK, October 18, 2012 – The Board of Directors of The Zweig Total Return Fund, Inc. (NYSE: ZTR) declared a distribution of $0.084 per share to shareholders of record on October 11, 2012, payable October 18, 2012, under the current Managed Distribution Plan that pays 7 percent of the fund’s net asset value (“NAV”) on an annualized basis.

The following is a required Section 19A notice:

You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s Managed Distribution Plan.

This notice discloses information on the sources of the distribution as required by SEC Rule 19(a) of the Investment Company Act of 1940 and the fund’s SEC Exemptive Order under Section 19(b) as follows:

Distribution Estimates	September 2012 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.013	15.9%	$0.102	22.4%
Net Realized Short-Term Capital Gains	-	0.0%	-	0.0%
Net Realized Long-Term Capital Gains	0.026	31.0%	0.082	18.1%
Return of Capital (or other Capital Source)	0.045	53.1%	0.272	59.5%
Total Distribution	$0.084	100.0%	$0.456	100.0%

(1) YTD February 1, 2012 to January 9, 2013. (The distribution paid on January 9, 2012 was reportable for tax on Form 1099 in 2011)

The fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

Zweig Advisers LLC | 100 Pearl Street | Hartford, CT 06103

Zweig Total Return Fund - 2

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the fund’s NAV and not the market price of the fund’s shares.

Performance figures are not meant to represent individual shareholder performance.

Average Annual Total Return on NAV for the 5-year period ended September 30, 2012 (2)	5.12%
Current Fiscal YTD Annualized Distribution Rate (3)	8.02%

YTD Cumulative Total Return on NAV (4)	7.67%
YTD Cumulative Distribution Rate (5)	6.02%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the fund’s NAV as of September 28, 2012.

(4)	YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from January 1, 2012 to September 30, 2012, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from January 1, 2012 to September 30, 2012 as a percentage of the fund’s NAV as of September 28, 2012.

The Zweig Total Return Fund, Inc. is a closed-end fund advised by Zweig Advisers LLC. For more information on the fund, please contact Shareholder Services at 800.272.2700, by email at zweig@virtus.com, or visit us on the web at virtus.com.

ZTR Cusip: 989837208

Zweig Advisers LLC | 100 Pearl Street | Hartford, CT 06103

FOR IMMEDIATE RELEASE

For Further Information:

Zweig Funds Shareholder Services

(800) 272-2700

zweig@virtus.com

THE ZWEIG TOTAL RETURN FUND, INC. DISCLOSES SOURCES OF DISTRIBUTION

- SECTION 19A NOTICE

NEW YORK, November 20, 2012 – The Board of Directors of The Zweig Total Return Fund, Inc. (NYSE: ZTR) declared a distribution of $0.082 per share to shareholders of record on November 13, 2012, payable November 20, 2012, under the current Managed Distribution Plan that pays 7 percent of the fund’s net asset value (“NAV”) on an annualized basis.

The following is a required Section 19A notice:

You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s Managed Distribution Plan.

This notice discloses information on the sources of the distribution as required by SEC Rule 19(a) of the Investment Company Act of 1940 and the fund’s SEC Exemptive Order under Section 19(b) as follows:

Distribution Estimates	October 2012 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.035	43.2%	$0.130	24.3%
Net Realized Short-Term Capital Gains	-	0.0%	-	0.0%
Net Realized Long-Term Capital Gains	0.007	8.5%	0.093	17.2%
Return of Capital (or other Capital Source)	0.040	48.3%	0.315	58.5%
Total Distribution	$0.082	100.0%	$0.538	100.0%

(1) YTD February 1, 2012 to January 9, 2013. (The distribution paid on January 9, 2012 was reportable for tax on Form 1099 in 2011)

The fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

Zweig Advisers LLC | 100 Pearl Street | Hartford, CT 06103

Zweig Total Return Fund - 2

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the fund’s NAV and not the market price of the fund’s shares.

Performance figures are not meant to represent individual shareholder performance.

Average Annual Total Return on NAV for the 5-year period ended October 31, 2012 (2)	4.23%
Current Fiscal YTD Annualized Distribution Rate (3)	8.07%

YTD Cumulative Total Return on NAV (4)	6.35%
YTD Cumulative Distribution Rate (5)	6.73%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the fund’s NAV as of October 31, 2012.

(4)	YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from January 1, 2012 to October 31, 2012, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from January 1, 2012 to October 31, 2012 as a percentage of the fund’s NAV as of October 31, 2012.

The Zweig Total Return Fund, Inc. is a closed-end fund advised by Zweig Advisers LLC. For more information on the fund, please contact Shareholder Services at 800.272.2700, by email at zweig@virtus.com, or visit us on the web at virtus.com.

ZTR Cusip: 989837208

Zweig Advisers LLC | 100 Pearl Street | Hartford, CT 06103

FOR IMMEDIATE RELEASE

For Further Information:

Zweig Funds Shareholder Services

(800) 272-2700

zweig@virtus.com

THE ZWEIG TOTAL RETURN FUND, INC. DISCLOSES SOURCES OF DISTRIBUTION

- SECTION 19A NOTICE

NEW YORK, December 20, 2012 – The Board of Directors of The Zweig Total Return Fund, Inc. (NYSE: ZTR) declared a distribution of $0.082 per share to shareholders of record on December 13, 2012, payable December 20, 2012, under the current Managed Distribution Plan that pays 7 percent of the fund’s net asset value (“NAV”) on an annualized basis.

The following is a required Section 19A notice:

You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s Managed Distribution Plan.

This notice discloses information on the sources of the distribution as required by SEC Rule 19(a) of the Investment Company Act of 1940 and the fund’s SEC Exemptive Order under Section 19(b) as follows:

Distribution Estimates	November 2012 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.039	47.0%	$0.162	26.1%
Net Realized Short-Term Capital Gains	-	0.0%	-	0.0%
Net Realized Long-Term Capital Gains	0.026	32.0%	0.114	18.4%
Return of Capital (or other Capital Source)	0.017	21.0%	0.344	55.5%
Total Distribution	$0.082	100.0%	$0.620	100.0%

(1) YTD February 1, 2012 to January 9, 2013. (The distribution paid on January 9, 2012 was reportable for tax on Form 1099 in 2011)

The fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

Zweig Advisers LLC | 100 Pearl Street | Hartford, CT 06103

Zweig Total Return Fund - 2

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the fund’s NAV and not the market price of the fund’s shares.

Performance figures are not meant to represent individual shareholder performance.

Average Annual Total Return on NAV for the 5-year period ended November 30, 2012 (2)	4.23%
Current Fiscal YTD Annualized Distribution Rate (3)	7.34%

YTD Cumulative Total Return on NAV (4)	6.35%
YTD Cumulative Distribution Rate (5)	6.73%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the fund’s NAV as of November 30, 2012.

(4)	YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from January 1, 2012 to November 30, 2012, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from January 1, 2012 to November 30, 2012 as a percentage of the fund’s NAV as of November 30, 2012.

The Zweig Total Return Fund, Inc. is a closed-end fund advised by Zweig Advisers LLC. For more information on the fund, please contact Shareholder Services at 800.272.2700, by email at zweig@virtus.com, or visit us on the web at virtus.com.

ZTR Cusip: 989837208

Zweig Advisers LLC | 100 Pearl Street | Hartford, CT 06103

FOR IMMEDIATE RELEASE

For Further Information:

Zweig Funds Shareholder Services

(800) 272-2700

zweig@virtus.com

THE ZWEIG TOTAL RETURN FUND, INC. DISCLOSES SOURCES OF DISTRIBUTION

- SECTION 19A NOTICE

NEW YORK, January 9, 2013 – The Board of Directors of The Zweig Total Return Fund, Inc. (NYSE: ZTR) declared a distribution of $0.082 per share to shareholders of record on December 31, 2012, payable January 9, 2013, under the current Managed Distribution Plan that pays 7 percent of the fund’s net asset value (“NAV”) on an annualized basis.

The following is a required Section 19A notice:

You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s Managed Distribution Plan.

This notice discloses information on the sources of the distribution as required by SEC Rule 19(a) of the Investment Company Act of 1940 and the fund’s SEC Exemptive Order under Section 19(b) as follows:

Distribution Estimates	December 2012 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.023	28.2%	$0.184	26.3%
Net Realized Short-Term Capital Gains	-	0.0%	-	0.0%
Net Realized Long-Term Capital Gains	0.027	33.2%	0.137	19.5%
Return of Capital (or other Capital Source)	0.032	38.6%	0.381	54.2%
Total Distribution	$0.082	100.0%	$0.702	100.0%

(1) YTD February 1, 2012 to January 9, 2013. (The distribution paid on January 9, 2012 was reportable for tax on Form 1099 in 2011)

The fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

Zweig Advisers LLC | 100 Pearl Street | Hartford, CT 06103

Zweig Total Return Fund - 2

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the fund’s NAV and not the market price of the fund’s shares.

Performance figures are not meant to represent individual shareholder performance.

Average Annual Total Return on NAV for the 5-year period ended December 31, 2012 (2)	4.59%
Current Fiscal YTD Annualized Distribution Rate (3)	7.90%

YTD Cumulative Total Return on NAV (4)	7.68%
YTD Cumulative Distribution Rate (5)	7.90%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the fund’s NAV as of December 31, 2012.

(4)	YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from January 1, 2012 to December 31, 2012, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from January 1, 2012 to December 31, 2012 as a percentage of the fund’s NAV as of December 31, 2012.

The Zweig Total Return Fund, Inc. is a closed-end fund advised by Zweig Advisers LLC. For more information on the fund, please contact Shareholder Services at 800.272.2700, by email at zweig@virtus.com, or visit us on the web at virtus.com.

ZTR Cusip: 989837208

Zweig Advisers LLC | 100 Pearl Street | Hartford, CT 06103